Exhibit 99.1
Rackspace Technology Announces Early Tender Results of the Exchange Offer Relating to its 3.50% First-Priority Senior Secured Notes due 2028

SAN ANTONIO, Mar. 28, 2024-Rackspace Technology® (NASDAQ: RXT) (“Rackspace” or the “Company”), a leading end-to-end hybrid, multicloud, and AI technology solutions company, today announced the early tender results of the previously announced offer by its indirect subsidiary Rackspace Finance, LLC (the “New Issuer”), to eligible holders in respect of any and all of the 3.50% First-Priority Senior Secured Notes due 2028 (the “Existing Secured Notes”) issued by its indirect subsidiary Rackspace Technology Global, Inc., to (i) (A) exchange certain of those Existing Secured Notes for new 3.50% FLSO Senior Secured Notes due 2028 (the “Exchange Notes”) issued by the New Issuer and (B) have purchased for cancellation certain of those Existing Secured Notes by the New Issuer for cash (collectively, the “Exchange Offer”), and (ii) fund (the “Funding Offer” and, together with the Exchange Offer, the “Offers”) new senior secured first lien first out term loans (the “New FLFO Term Loans”) of the New Issuer, in each case, subject to the terms and conditions of the offering memorandum dated March 14, 2024 (as supplemented or otherwise modified from time to time, the “Offering Memorandum”).

As of 5:00 p.m., New York City time, on March 28, 2024 (the “Early Participation Time”), the New Issuer received from eligible holders valid and unwithdrawn tenders, as reported by Epiq Corporate Restructuring, LLC (the “Transaction Agent” or “Epiq”), the transaction agent, representing $133,271,000 in aggregate principal amount of Existing Secured Notes (or 73.1% of the outstanding Existing Secured Notes). The New Issuer expects to settle the Exchange Offer with respect to such Existing Secured Notes on April 2, 2024 (the “Early Settlement Date”).
The following table summarizes certain terms of the Exchange Offer, including the consideration eligible holders will receive in respect of the Existing Secured Notes tendered on or prior to the Early Participation Time and after the Early Participation Time. Eligible holders must validly tender (and not validly withdraw) all of such holder’s Existing Secured Notes to participate in the Exchange Offer. Partial tenders of Existing Secured Notes will not be accepted.

CUSIP Numbers(1)	Early Exchange Consideration for each $1,000 Principal Amount of Existing Secured Notes Tendered on or Prior to the Early Participation Time		Late Exchange Consideration for each $1,000 Principal Amount of Existing Secured Notes Tendered After the Early Participation Time
	With respect to $700 Principal Amount of Existing Secured Notes	With respect to $300 Principal Amount of Existing Secured Notes	With respect to $670 Principal Amount of Existing Secured Notes	With respect to $330 Principal Amount of Existing Secured Notes
750098 AB1 U7502E AB0	$700 of Exchange Notes(2)	$0.7875 in cash (the “Early Payment Amount”)(3)	$670 of Exchange Notes(2)	$0.7875 in cash (the “Late Payment Amount”)(3)

(1)	No representation is made as to the correctness or accuracy of the CUSIP numbers listed in this release or printed on the Existing Secured Notes. CUSIP numbers are provided solely for convenience.

(2)
Holders of Existing Secured Notes that are accepted for exchange pursuant to the Exchange Offer will be entitled to receive accrued and unpaid interest in cash on the Existing Secured Notes exchanged for Exchange Notes up to, but excluding, March 12, 2024. Interest on the Exchange Notes will accrue from March 12, 2024, with the first interest payment occurring on August 15, 2024.

(3)
No additional payment will be made for accrued and unpaid interest on Existing Secured Notes purchased and cancelled for the Early Payment Amount or the Late Payment Amount (together with the Early Payment Amount, the “Payment Amounts”), as applicable.

As of 5:00 p.m., New York City time, on March 28, 2024, the right to withdraw tenders of Existing Secured Notes expired. Accordingly, Existing Secured Notes tendered for exchange may not be validly withdrawn, unless required by applicable law, or the New Issuer determines in the future and in its sole discretion to permit withdrawal rights.

Eligible holders who tender (and do not validly withdraw) all of their Existing Secured Notes after the Early Participation Time but at or prior to the Expiration Time, and their Existing Secured Notes are accepted, will receive the Late Exchange Consideration described above.

Exhibit 99.1
Eligible holders that validly tendered (and did not validly withdraw) all of such holder’s Existing Secured Notes in the Exchange Offer at or prior to the Early Participation Time (“Participating Eligible Holders”) had the right to purchase New FLFO Term Loans in an aggregate principal amount equal to $102.04481 per $1,000 principal amount of Existing Secured Notes tendered by the Eligible Holder. The purchase price to receive the New FLFO Term Loans is a cash payment equal to $101.02436 per $1,000 principal amount of Existing Secured Notes tendered by such Participating Eligible Holder (which reflects an original issue discount of 1.0%) (the “Funding Amount”). Participating Eligible Holders may elect to participate in the Funding Offer by properly completing and delivering to the Transaction Agent (as defined herein) certain lender documentation at or prior to 11:59 p.m., New York City time, on March 28, 2024 (such time and date, as the same may be extended, the “Funding Election Time”) and, promptly following the Funding Election Time, the Fronting Lender (as defined herein) will enter into a trade with each such holder validly participating in the Funding Offer for the delivery of the Funding Amount and settlement of the New FLFO Term Loans. The New FLFO Term Loans are currently held by the Fronting Lender; as a result, any holder validly participating in the Funding Offer will receive its New FLFO Term Loans from the Fronting Lender. Eligible holders may participate in the Exchange Offer without participating in the Funding Offer or delivering the lender documentation, and the New Issuer may accept validly tendered (and not validly withdrawn) Existing Secured Notes from an eligible holder pursuant to the Exchange Offer that fails to deliver the Funding Amount in connection with the Funding Offer.

The Exchange Offer will expire at 5:00 p.m., New York City time, on April 11, 2024, unless extended (the “Expiration Time”). For Existing Secured Notes that have been validly tendered after the Early Participation Time but at or prior to the Expiration Time and not subsequently validly withdrawn and that are accepted in the Exchange Offer, the settlement date is expected to occur promptly after the Expiration Time (the “Final Settlement Date”). The Final Settlement Date is expected to occur on April 15, 2024 (the second business day after the Expiration Time). The Early Settlement Date or Final Settlement Date may change without notice.

Consummation of the Exchange Offer is conditioned upon the satisfaction or waiver of the conditions set forth in the Offering Memorandum.

The Exchange Offer is only being made, and the Exchange Notes are only being offered and issued to holders of Existing Secured Notes who are (x) reasonably believed to be “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or (y) not “U.S. persons” as defined in Rule 902 under the Securities Act and in compliance with Regulation S under the Securities Act. The holders of Existing Secured Notes who are eligible to participate in the Exchange Offer pursuant to at least one of the foregoing conditions are referred to as “eligible holders.”

The New Issuer is making the Offers only to eligible holders through, and pursuant to, the terms of the Offering Memorandum. The complete terms and conditions of the Offers are set forth in the Offering Memorandum. None of Rackspace, the New Issuer, the Guarantors (as defined in the Offering Memorandum), the Transaction Agent, the Fronting Lender, or any other person takes any position or makes any recommendation as to whether or not eligible holders should participate in the Offers.

Only eligible holders may receive a copy of the Offering Memorandum and participate in the Offers. We have retained Epiq to act as transaction agent for the Offers and Jefferies Capital Services, LLC to act as the fronting lender for the Funding Offer (the “Fronting Lender”). Holders of Existing Secured Notes wishing to certify that they are eligible holders in order to be eligible to receive a copy of the Offering Memorandum should complete the eligibility letter and return it to Epiq as directed therein. Holders of Existing Secured Notes may complete the eligibility letter on-line at https://epiqworkflow.com/cases/RackspaceEL or obtain a PDF copy of the eligibility letter by requesting a copy from tabulation@epiqglobal.com and referencing “Rackspace” in the subject line. The eligibility letter can be returned via the online portal or by emailing a scan of both pages of the fully completed letter to Epiq at Tabulation@epiqglobal.com and referencing “Rackspace” in

Exhibit 99.1
the subject line. Once your response has been reviewed and cleared by Epiq, you will receive the Offering Memorandum from Epiq by email.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offer, solicitation or sale would be unlawful. The Exchange Offer is being made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, has not been registered with the U.S. Securities and Exchange Commission (the “SEC”) and relies on exemptions under state securities laws.

About Rackspace Technology
Rackspace Technology is a leading end-to-end hybrid, multicloud, and AI solutions company. We design, build, and operate our customers’ cloud environments across all major technology platforms, irrespective of technology stack or deployment model. We partner with our customers at every stage of their cloud journey, enabling them to modernize applications, build new products, and adopt innovative technologies.

Forward-Looking Statements
The Company has made statements in this press release that are forward-looking and therefore subject to risks and uncertainties. All statements, other than statements of historical fact, included in this press release are, or could be, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are made in reliance on the safe harbor protections provided thereunder. These forward-looking statements include statements related to the Offers and the Company’s ability to consummate the Offers within the time period expected, or at all. Any forward-looking statement made in this press release speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Forward-looking statements can be identified by various words such as “expects,” “intends,” “will,” “anticipates,” “believes,” “confident,” “continue,” “propose,” “seeks,” “could,” “may,” “should,” “estimates,” “forecasts,” “might,” “goals,” “objectives,” “targets,” “planned,” “projects,” and similar expressions. These forward-looking statements are based on management’s current beliefs and assumptions and on information currently available to management. The Company cautions that these statements are subject to risks and uncertainties, many of which are outside of its control, and could cause future events or results to be materially different from those stated or implied in this press release, including among others, risk factors that are described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC, including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein.

Media Contact
Natalie Silva
publicrelations@rackspace.com

Investor Relations Contact
Sagar Hebbar
ir@rackspace.com